EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer of Victory Clean Energy Inc. (the “Company”), DOES HEREBY CERTIFY that:

1.	The Company’s Year End Report on Form 10-Q for the period ended September 30, 2024 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this November 19, 2024.

/s/ James McGinley
James McGinley
Chief Executive Officer